                                                Registration No. _______________

- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                           _________________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                           _________________________

                             ROADWAY SERVICES, INC.
              (Exact name of registrant as specified in its charter)

               Ohio                             34-1365496
  (State or other jurisdiction of               (I.R.S. Employer
  incorporation or organization)                Identification No.)

                              1077 Gorge Boulevard
                                  P.O. Box 88
                            Akron, Ohio  44309-0088
          (Address of principal executive offices including zip code)


                             ROADWAY SERVICES, INC.
                       STOCK SAVINGS AND RETIREMENT INCOME
        PLAN AND TRUST (AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1994)
                            (Full title of the plan)


                                 John M. Glenn
                              1077 Gorge Boulevard
                                  P.O. Box 88
                            Akron, Ohio  44309-0088
                    (Name and address of agent for service)

                                 (216) 384-8184
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

                                                      Proposed               Proposed
         Title of                                     maximum                maximum
         securities             Amount                offering               aggregate           Amount of
         to be                  to be                 price per              offering            registration
         registered(1)          registered            share                  price               fee
- --------------------------------------------------------------------------------------------------------------
         Shares of
         Common Stock
         without par value       1,700,000            $71.75 (2)             $121,975,000 (2)    $42,060.64
- --------------------------------------------------------------------------------------------------------------

- ----------
(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered pursuant to the Roadway Services, Inc. Stock Savings and Retirement Income Plan and Trust (Amended and Restated effective January 1, 1994).

(2) Pursuant to Rule 457(h) under the Securities Act of 1933, this estimate is made solely for the purpose of calculating the amount of the registration fee and is based on the average of the high and low prices of the Common Stock on the NASDAQ National Market on March 7, 1994.

                                    PART II


ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

            The following documents heretofore filed by Roadway Services, Inc. (the "Company") and the Roadway Services, Inc. Stock Savings and Retirement Income Plan and Trust (Amended and Restated effective January 1, 1994) (the "Plan") with the Securities and Exchange Commission are incorporated herein by reference:

            (1) Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1993;

            (2) Annual Report of the Plan on Form 11-K for the fiscal year ended December 31, 1992, which was filed under cover of Form SE on June 28, 1993; and

            (3) The description of the Company's Common Stock without par value contained in the Company's Registration Statement filed pursuant to Section 12 of the Securities Exchange Act of 1934 and any amendments and reports filed for the purpose of updating that description.

            All documents that shall be filed by the Company and the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the filing of this registration statement and prior to the filing of a post-effective amendment indicating that all securities offered under the Plan have been sold or deregistering all securities then remaining unsold thereunder shall be deemed to be incorporated herein by reference and shall be deemed to be a part hereof from the date of filing thereof.

ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

            Section 1701.13(E) of the Ohio Revised Code sets forth conditions and limitations concerning indemnification of officers, directors and other persons.

            Article IV of the Company's Restated Amended Code of Regulations provides, in relevant part, as follows:

                  "The Company shall indemnify each present and future director and officer of the Company, and each person who at the request of or at the instance of the Company is now serving or hereafter serves as a director or officer of any other corporation, against any costs and expenses which may be imposed on or reasonably incurred by him in connection with any claim, suit, or proceeding (whether brought by the Company, such corporation, a receiver, a trustee, one or more shareholders or creditors, any governmental body, any public official, any private person, or any other corporation) hereafter made or instituted in which he may be involved by reason of his being or having been a director or officer of the Company or of any other corporation in which he served or serves as a director or officer at the request of or at the instance of the Company (whether or not he continues to be a director or officer at the time of imposition of such costs or incurring of such expense), such costs and expenses to include the cost to such director or officer of reasonable settlements (other than amounts paid to the Company itself or to such other corporation served at the request of or at the instance of the Company). The Company shall not, however, indemnify such director or officer with respect to matters as to which he shall be finally adjudged in any such action, suit or proceeding to be liable because of dereliction in the performance of his duties as such director or officer, or (except with the approval of a court of competent jurisdiction, a disinterested majority of the Board of Directors, or any committee or group of persons to whom the question may be referred by the Board) with respect to any matter on which a settlement is effected if the amount paid by the director or officer in such settlement shall substantially exceed the expenses which might reasonably be incurred by him after the date of settlement in conducting litigation to a final conclusion. The foregoing right of indemnification shall not be exclusive of other rights to which any person concerned may be entitled as a matter of law, and shall inure to the benefit of the heirs, executors, and administrators of any such person."

            In addition, the Company maintains directors' and officers' reimbursement and liability insurance. The risks covered by such policies include certain liabilities under the securities laws.

ITEM 8.  EXHIBITS.

             4(a) Restated Amended Articles of Incorporation of the Company (filed as Exhibit 4(a) to Post-Effective Amendment No. 1 to the Company's Registration Statement No. 33-44502 on Form S-8 and incorporated herein by reference)

              (b) Restated Amended Code of Regulations of the Company effective May 10, 1989 (filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1992, and incorporated herein by reference)

              (c) Roadway Services, Inc. Stock Savings and Retirement Income Plan and Trust (Amended and Restated effective
                   January 1, 1994)

            23     Consent of Independent Auditors

            24(a)  Power of Attorney on behalf of the Company

              (b)  Power of Attorney on behalf of the Plan

            UNDERTAKING:

                  The undersigned registrant will submit the Plan and any
            amendments thereto to the Internal Revenue Service and will make all changes required by the Internal Revenue Service in order to qualify the Plan.

ITEM 9.     UNDERTAKINGS

            (a)  The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;
(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                   SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING THIS REGISTRATION STATEMENT ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF AKRON, STATE OF OHIO, ON THIS 10TH DAY OF MARCH 1994.

                                          ROADWAY SERVICES, INC.



                                          By: /S/ JOHN M. GLENN
                                              ----------------------
                                              John M. Glenn
                                              Vice President and General Counsel

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


   Signature                                Title                                               Date
   ---------                                -----                                               ----
*  JOSEPH M. CLAPP                       Director; Chairman of                              March 10, 1994
   ----------------------------------    the Board and Chief
   Joseph M. Clapp                       Executive Officer
                                         (Principal Executive
                                         Officer)

*  DANIEL J. SULLIVAN                    Director; President and                            March 10, 1994
   ----------------------------------    Chief Operating Officer
   Daniel J. Sullivan

*  DOUGLAS A. WILSON                     Senior Vice President-Finance                      March 10, 1994
   ----------------------------------    and Planning (Principal
   Douglas A. Wilson                     Financial Officer)

*  ROY E. GRIGGS                         Vice President and                                 March 10, 1994
   ----------------------------------    Controller (Principal
   Roy E. Griggs                         Accounting Officer)

*  GEORGE B. BEITZEL                     Director                                           March 10, 1994
   ----------------------------------
   George B. Beitzel

*  NORMAN C. HARBERT                     Director                                           March 10, 1994
   ----------------------------------
   Norman C. Harbert

*  CHARLES R. LONGSWORTH                 Director                                           March 10, 1994
   ----------------------------------
   Charles R. Longsworth

*  ROBERT E. MERCER                      Director                                           March 10, 1994
   ----------------------------------
   Robert E. Mercer

                                         Director                                           March __, 1994
   ----------------------------------
   Richard A. Chenoweth

                                         Director                                           March __, 1994
   ----------------------------------
   G. James Roush

                                         Director                                           March __, 1994
   ----------------------------------
   William Sword

                                         Director                                           March __, 1994
   ----------------------------------
   Sarah Roush Werner





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
         *This registration statement has been signed on behalf of the above officers and directors by John M. Glenn, Vice President and General Counsel of the Company, as attorney-in-fact pursuant to a power of attorney filed as
Exhibit 24(a) to this registration statement.



DATED:  March 10, 1994                         By: /s/ JOHN M. GLENN
                                               ---------------------------
                                                   John M. Glenn,
                                                   Attorney-in-Fact

         THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Akron, State of Ohio, on this March 10, 1994.

                                                 ROADWAY SERVICES, INC. STOCK
                                                 SAVINGS AND RETIREMENT
                                                 INCOME PLAN AND TRUST



                                        *      By:DOUGLAS A. WILSON
                                                  ----------------------------
                                                  Chairman of the Stock Savings
                                                  and Retirement Income Plan
                                                  and Trust Committee


         * This registration statement has been signed on behalf of the Roadway Services, Inc. Stock Savings Retirement Income Plan and Trust (Amended and Restated effective January 1, 1994) through its Chairman by John M. Glenn, Vice President and General Counsel of the Company, as attorney-in-fact pursuant to a power of attorney filed as Exhibit 24(b) to this registration statement.

Dated:  March 10, 1994




                                              /s/ JOHN M. GLENN
                                              ------------------------------
                                              John M. Glenn, Attorney-in-Fact

                                 EXHIBIT INDEX


         EXHIBIT
         NUMBER                           EXHIBIT DESCRIPTION
         -------                          -------------------

           4(a) Restated Amended Articles of Incorporation of the Company (filed as Exhibit 4(a) to Post-Effective Amendment No. 1 to the Company's Registration State No. 33-44502 on Form S-8 and incorporated herein by reference)

           4(b) Restated Amended Code of Regulations of the Company effective May 10, 1989 (filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1992, and incorporated herein by reference)

           4(c) Roadway Services, Inc. Stock Savings and Retirement Income Plan and Trust (Amended and Restated Effective
                   January 1, 1994)

          23       Consent of Independent Auditors

          24(a)    Power of Attorney on behalf of the Company

          24(b)    Power of Attorney on behalf of the Plan